Property, plant and equipment, Current and Next Average Purchase Option Price of Firm Charters (Details) $ in Thousands	6 Months Ended
	Jun. 30, 2026 USD ($)
LR1 Vessels [Member]
Average purchase option price of vessels [Abstract]
Current average purchase option price	$ 38,333	[1]
Next average purchase option price	37,833
MR Vessels [Member]
Average purchase option price of vessels [Abstract]
Current average purchase option price	29,093	[1]
Next average purchase option price	$ 28,710

[1]	The exercisable purchase option price decreases by a fixed amount per year, or on a pro-rata basis based on individual contract terms. Prior notice period of three to four months are required before exercise of options. The value of the purchase options (difference between the option price and fair market value of the vessel) amount to USD 191 million as at the end of the current reporting period.